                                                                    EXHIBIT 10.5



                               SECURITY AGREEMENT
                             (Pledge of Securities)



         THIS SECURITY AGREEMENT is entered into as of March 19, 1998 by and between JAMES M. PROBST, a resident of Boulder County, Colorado ("Pledgor"), and PARAGON COYOTE TEXAS LTD., a Texas limited partnership ("Secured Party").

                                    RECITALS

         A. Secured Party has agreed to make a loan to Coyote Sports, Inc., a Nevada corporation duly qualified to transact business in the State of Colorado ("Borrower"), in the principal amount of $6,000,000 pursuant to the terms and conditions set forth in that certain Loan Agreement of even date herewith by and among, inter alia, Pledgor, Secured Party and Borrower (as renewed, extended, amended or restated, the "Loan Agreement"), the Note and the Other Transaction Documents.

         B. As a material inducement to Secured Party to make the Loan to Borrower, Pledgor has agreed to pledge the Probst Collateral Shares to Secured Party.

         C. In as much as Pledgor is a director, executive officer and principal shareholder of Borrower, the Loan will benefit Pledgor at least to the extent of the value of the Probst Collateral Shares.

         D. Pledgor understands that Secured Party would not be willing to make the Loan to Borrower but for Pledgor's pledge of the Probst Collateral Shares pursuant to this Security Agreement.

         NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which the parties hereto hereby acknowledge, Pledgor and Secured Party hereby agree as follows:

         1. Unless otherwise defined in this Security Agreement, undefined capitalized terms shall have the meanings respectively ascribed to them in the Loan Agreement.

         2. Pledgor pledges, grants a security interest in, mortgages, assigns, transfers, delivers, pledges, sets over and confirms unto Secured Party the collateral described below (the "Collateral") to secure performance and payment of the Indebtedness:

         All securities described in Schedule l and all securities or other property delivered to or which shall hereafter be delivered to, or come into the possession, custody, or control of Secured Party in any manner for the purpose of securing the Indebtedness during the existence of this Security Agreement, together with any and all present and future increases in, profits on, combinations and reclassifications of, and substitutes and replacements for, all or part of the foregoing, and all present and future accounts, contract rights, general intangibles, chattel paper, documents, instruments, cash and noncash proceeds and other rights whatsoever arising from or by virtue of, or in connection with, or from the voluntary or involuntary sale, transfer or other disposition of, or collections with respect to, or proceeds payable by virtue of claims against any person or entity with respect to, all or any part of the foregoing.

         3. The security interest in the Collateral created and evidenced hereby shall secure the full and timely payment and performance of the Indebtedness.

         4. Pledgor represents and warrants (with each such representation and warranty's being conclusively and independently deemed material and relied upon by Secured Party irrespective of whether such materiality and/or reliance actually exists) that: (a) Pledgor owns all presently-existing Collateral, and will acquire all hereafter-acquired Collateral, free and clear of any and all Liens; (b) Pledgor has full and complete rights and authority to grant this security interest in the Collateral and to perform Pledgor's obligations under this Security Agreement; (c) all Collateral that is securities has been duly authorized and validly issued and is fully paid and non-assessable, and the transfer thereof is not subject to any restrictions other than restrictions imposed by applicable securities laws; (d) none of the Collateral is uncertificated securities; (e) no dispute, right of setoff, counterclaim or defense exist with respect to any part of the Collateral; (f) except for any financing statements that Secured Party has filed or may file, no financing statement covering the Collateral or any part thereof has been filed with any filing officer; (g) upon the delivery to Secured Party of the certificates representing the Collateral that is securities, Secured Party will have a perfected first-priority security interest in the Collateral, including the proceeds and products thereof, subject to no prior Lien; (h) no other security agreement covering the Collateral or any part thereof has been executed, and no security interest, other than the one created by this Security Agreement, has attached or been perfected in the Collateral or in any part thereof; (i) Pledgor's address as set forth in the Loan Agreement is where Pledgor is entitled to receive notices; and (j) all representations and warranties contained in the Loan Agreement are true and correct in all respects. The delivery at any time by Pledgor to Secured Parry of Collateral or of additional specific descriptions of certain Collateral shall constitute a representation and warranty by Pledgor under this Security Agreement that, with respect to such Collateral and each item thereof, the matters heretofore warranted in this Paragraph 4 are true and correct in all respects. All representations and warranties set forth herein shall survive the execution and delivery of this Security Agreement and the occurrence of the Closing and shall never terminate.





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
         5. Pledgor covenants and agrees: (a) to deliver to Secured Party all certificates or instruments representing or evidencing the Collateral in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party; (b) to register (and to cooperate with Secured Party in registering) all Collateral consisting of uncertificated securities in the name of Secured Party on the books of the issuer thereof or on the books of Secured Party as financial intermediary; (c) at any time and from time to time promptly to execute and deliver to Secured Party all such other assignments, certificates, supplemental writings and financing statements, and to do all other acts or things, as Secured Party may request in order more fully to evidence and perfect the security interest created by this Security Agreement and to verify compliance with the provisions of this Security Agreement and the accuracy of the representations and warranties made hereunder; (d) punctually and properly to perform all of Pledgor's covenants and duties under any other security agreement, deed of trust, collateral pledge agreement or contract of any kind now or hereafter existing as security for or in connection with payment of the Indebtedness or any part thereof; (e) to pay the Indebtedness in accordance with the terms of the Note, the Loan Agreement, this Security Agreement and any other promissory note or notes or other writing evidencing the Indebtedness or any part thereof; (f) promptly to furnish Secured Party with any information or writings that Secured Party may request concerning Pledgor's financial condition or the Collateral; (g) to allow Secured Party to inspect all records of Pledgor relating to the Collateral or to the Indebtedness and to make and take away copies of such records; (h) promptly to notify Secured Party of any change in any fact or circumstance as to which Pledgor has warranted or represented in this Security Agreement or in any other writing that Pledgor has furnished to Secured Party in connection with the Collateral or the Indebtedness; (i) promptly to notify Secured Party of any Action that could affect title to the Collateral or any part thereof or the security interest herein and, at the request of Secured Party, to appear in and defend (at Pledgor's sole cost and expense) any such Action; (j) except to the extent prohibited by applicable law, pay any and all expenses incurred in the custody, preservation, use or operation of the Collateral; (k) not transfer, sell, assign, pledge, hypothecate, encumber, give or otherwise convey or dispose of ("Transfer," with such term, when used as a noun, to have a correlative meaning) any of Pledgor's rights in the Collateral; (l) to defend Secured Party's title against the claims and demands of all Persons; (m) not to grant, create, or permit to attach or exist any Lien on, of or against any of the Collateral; and (n) in the event that Pledgor or Secured Party (solely in its capacity as pledgee hereunder) (each a "holder") must comply with the provisions of Rule 144 adopted by the Commission under the Securities Act ("Rule 144"), with respect to sales of any such securities, and to the extent that such holder is not able to meet all criteria applicable under Rule 144(k), if any, Pledgor shall (i) use his best efforts to cause the issuer of such securities (A), upon receipt from any holder of written notice that such holder intends to sell any such securities under Rule 144, to confirm in writing that such issuer has complied with the provisions of Rule 144 in connection with the availability of public information with respect to such issuer or to specify the respects in which such issuer has not so complied, and to supply such holder with such information as such holder shall request for purposes of such sale and (B) to cooperate in good faith with any holder who desires to sell a portion of such securities under Rule 144, (ii) not sell (directly or indirectly), or permit any Affiliate (as such term is defined in Rule 12b-2 under the Exchange Act) of Pledgor





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
to sell (directly or indirectly), any capital stock of such issuer or any other securities of the same class as such securities, except for sales pursuant to an effective registration statement under the Securities Act and (iii) not enter into any agreement with any Person that restricts the Transfer of any such securities. Should the Collateral or any part thereof ever in any manner be converted by its issuer or maker into another type of property or should any money or other proceeds ever be paid or delivered to Pledgor as a result of Pledgor's rights in the Collateral, then, in any such event, all such property, money and other proceeds (except only ordinary cash dividends unless and until payable to Secured Party under Paragraph 6 hereof), shall become part of the Collateral, and Pledgor covenants promptly to deliver or pay to Secured Party all of the same to the extent that it is susceptible of delivery and, contemporaneously therewith, Pledgor will properly endorse or assign the same upon Secured Party's request. With respect to any of such property that is of a kind or type that Secured Party deems requires one or more additional security agreements, financing statements or other writings to perfect a security interest therein in Secured Party's favor, Pledgor will promptly execute and deliver to Secured Party whatever Secured Party may deem necessary or appropriate for such purpose. Should Pledgor fail to perform or observe any of its covenants, duties or agreements in accordance with their respective terms hereunder, Secured Party may (but shall not be obligated to) perform or attempt to perform such covenant, duty or agreement on Pledgor's behalf, and any and all amounts that Secured Party may expend in connection with such performance or attempted performance shall become a part of the Indebtedness (except to the extent prohibited by applicable law) and, at the Secured Party's request, Pledgor agrees to pay such amount promptly to Secured Party.

         6. Secured Party shall have the unilateral power and authority to have Collateral that is securities registered in Secured Party's name, or in the name of Secured Party's nominee, without notice to Pledgor; provided, however, that, notwithstanding the foregoing, Secured Party shall not have the right, prior to a Default, to have transferred into itself or its nominee any equity security (as defined in Rule 13d-l(d) of the General Rules and Regulations under the Exchange Act or any successor thereof) constituting the Collateral or any part thereof. With or without such registration, upon the occurrence of an Default, Secured Party shall have the unilateral power and authority to demand of the obligor issuing the same, and to execute and deliver a receipt for, any and all dividends and other distributions payable in respect thereof, regardless of the medium in which paid and whether ordinary or extraordinary. Each obligor making payment to Secured Party hereunder shall be fully protected in relying upon Secured Party's written statement that it then holds a security interest that entitles it to receive such payment, and Secured Party's receipt for such payment shall be full acquittance therefor to the one making such payment.

         7. Within five days prior to the maturity of any Collateral consisting of Government Securities, Pledgor may provide a written notice to Secured Party to reinvest the proceeds of such Government Securities upon their maturity in other Government Securities and Secured Party shall make reasonable efforts to invest such proceeds in the Government Securities requested in such notice. If Pledgor does not provide such notice to Secured Party to reinvest the proceeds of any Government Security, or if Secured Party is unable, after reasonable efforts, to invest such proceeds as requested by Pledgor in its written notice to Secured Party, Secured Party may reinvest such proceeds in Government Securities as it shall determine in its sole discretion.





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
         8. Secured Party shall have no obligation under any circumstances: (a) to notify Pledgor of the occurrence of a Default; (b) to fix or preserve rights against prior parties to the Collateral; or (c) to use diligence to collect any amounts payable in respect of the Collateral. Without limiting the generality of clause (c) of the immediately- preceding sentence, Secured Party shall be liable only to account to Pledgor for such amounts as Secured Party may actually collect or receive on the Collateral and shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to any of the Collateral or for informing Pledgor with respect to any of such matters (irrespective of whether Secured Party actually may have, or may be deemed to have, knowledge thereof). Secured Party shall have no obligation to take any action with regard to the Collateral that Pledgor may authorize or request unless (i) Secured Party shall determine, in its sole discretion, that such action will not adversely affect the Collateral's value as collateral in the hands of the Secured Party and (ii) such authorization or request is made in writing and is actually received by Secured Party. The foregoing provisions of this paragraph shall be fully applicable to all securities held in pledge hereunder, irrespective of whether Secured Party may or may not have exercised any right under Paragraph 6 above to have such other securities registered in its name or in the name of its nominee.

         9.      The term "Default," as used in this Security Agreement, means:
(a) an "Event of Default" as such term is defined in the Loan Agreement; (b) any other failure by Pledgor punctually and properly to perform any covenant, agreement or condition contained herein or in any other security agreement, mortgage, deed of trust, assignment or contract of any kind securing or assuming payment of the Indebtedness or any part thereof that is not corrected to Lender's satisfaction within five days following Lender's notice thereof to Pledgor; (c) Pledgor's death unless, within 20 days thereafter, the personal representatives of Pledgor's estate in a writing delivered to Secured Party in form and substance satisfactory to Secured Party (i) endorse or reaffirm in full this Security Agreement, the Loan Agreement, the Note, the Other Transaction Documents and each other instrument evidencing the Indebtedness,
(ii) agree that they, as such representatives, and the Pledgor's estate shall be bound by the terms of this Security Agreement, the Loan Agreement, the Note, the Other Transaction Documents and each other instrument evidencing the Indebtedness to the same extent as if they were the original signatories hereto and thereto and (iii) acknowledge and affirm Secured Party's status as a secured creditor of the estate with a perfected first-priority security interest in the Collateral; (d) the levy against the Collateral or any part thereof of any execution, attachment, sequestration, or other writ; or (e) Secured Party in good faith deems itself insecure with respect to the Note or any other Indebtedness or believes that the prospect of Pledgor's performance of any of Pledgor's covenants, agreements or other duties hereunder might be impaired.





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
         10. Upon the occurrence of a Default, in addition to any and all other rights and remedies that Secured Party may then have hereunder or under the Loan Agreement, the Note, any Other Transaction Document, the uniform commercial code as adopted by the State of Colorado (the "Code") as a secured party or otherwise, Secured Party at its option may: (a) declare the entire unpaid balance of principal of and all accrued but unpaid interest on the Indebtedness immediately due and payable, without notice, demand or presentment, which are hereby waived; (b) reduce its claim to judgment, foreclose or otherwise enforce its security interest in all or any part of the Collateral by any available judicial procedure; (c) after notification, if any, provided for in Paragraph 11 hereof, sell or otherwise dispose of, at the Secured Party's office or elsewhere, all or any part of the Collateral as a unit or in parcels, by public or private proceedings and/or by way of one or more contracts (its being agreed that the sale of any part of the Collateral shall not exhaust Secured Party's power of sale, but that such sales may be made at any time and from time to time until all of the Collateral has been sold or until the Indebtedness has been paid in full), and at any such sale it shall not be necessary to exhibit the Collateral; (d) if Secured Party is entitled to do so under the Code, retain the Collateral in satisfaction of the Indebtedness; (e) apply for the judicial appointment of a receiver for the Collateral, or any part thereof (and Pledgor hereby consents to any such appointment); (f) buy the Collateral at any public sale; and (g) buy the Collateral at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type that is the subject of widely distributed standard price quotations. Secured Party shall be entitled to apply the proceeds of any sale or other disposition of the Collateral first to the payment of all of Secured Party's reasonable costs incurred in storing, preparing for sale and selling all or any part of the Collateral and to the payment of attorneys' fees as provided for herein or in any note or obligation secured hereby, and to apply remaining proceeds, if any, toward payment of the balance of the Indebtedness in such order and manner as Secured Party, in its discretion, may deem advisable. Secured Party shall account to Pledgor for any surplus.

         11. Secured Party shall provide reasonable notice to Pledgor (and to any other Person entitled under the Code to receive notice thereof) of the time and place of any public sale of the Collateral, or reasonable notice of the time after which Secured Party intends to conduct a private sale or other disposition of the Collateral; provided, however, that, if the Collateral is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market or is of a type that is the subject of widely distributed standard price quotations, Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement or other notice of any kind. Pledgor hereby agrees that notice given not less than five days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purpose of this paragraph and the Code.

         12. Secured Party shall have the right at any time and from time to time to execute and file the original or a copy of this Security Agreement as a financing statement, but the failure of Secured Party to do so shall not impair in any respect the validity or enforceability of this Security Agreement.





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         13.     All rights and remedies of Secured Party hereunder are
cumulative of each other and of every other right or remedy that Secured Party may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the Indebtedness (including without limitation the Loan Agreement, the Note and the Other Transaction Documents), and the Secured Party's exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies. Should Pledgor have heretofore executed or hereafter execute any deed of trust, mortgage or any other security agreement in favor of Secured Party, the security interest thereby created and all other rights, powers and privileges vested in Secured Party by the terms thereof shall exist concurrently with the security interest created hereby, and the Secured Party's exercise or failure to exercise any right or power conferred upon it in any such instrument shall not prejudice or impair Secured Party's rights, titles, liens and powers existing hereunder.

         14. Should any part of the Indebtedness be payable in installments, the Secured Party's acceptance at any time and from time to time of partial payment of the aggregate amount of all installments then matured shall not be deemed to be a waiver of any Default then existing. No waiver by Secured Party of any Default shall be deemed to be a continuing waiver nor a waiver of any other subsequent Default. No delay or omission by Secured Party in exercising any right or power hereunder, or under any other writings that Pledgor may have executed as security for or in connection with the Indebtedness, shall impair any such right or power to be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right or power preclude other or further exercise thereof or the exercise of any other right or power of Secured Party hereunder or under such other writings.

         15. If the Indebtedness or any part thereof is given in renewal or extension or applied toward the payment of indebtedness secured by a Lien, Secured Party shall be, and is hereby, subrogated to all of the rights, titles and Liens securing the indebtedness so renewed, extended or paid.

         16. Pledgor and Secured Party intend to conform strictly to applicable usury laws. Therefore, the total amount of interest (as defined under applicable law) contracted for, charged or collected with respect to the Loan shall never exceed the Highest Lawful Rate (as defined in the Note). In the event that Secured Party is found to have contracted for, charged or received any interest on the Loan in excess of the Highest Lawful Rate, such occurrence shall be deemed a mistake and Secured Party shall automatically reform the contract or charge to conform to applicable law. In the event that Secured Party is found to have received any interest on the Loan in excess of the Highest Lawful Rate, Secured Party shall either refund such excess interest to Borrower or credit the excess interest to the unpaid principal amount of the Loan. All amounts found to constitute interest on the Loan will be spread throughout the full term of the Loan in determining whether the interest contracted for, charged or received thereon exceeds the Highest Lawful Rate.





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         17.     Because of the Securities Act and other laws or regulations, there may be legal restrictions or limitations that could affect Secured Party's ability to dispose of the Collateral and to enforce Secured Party's rights and remedies hereunder. For these reasons, Pledgor hereby authorizes Secured Party, in Secured Party's discretion, in the event of any Default hereunder (but only if advised by counsel that Secured Party may not sell the Collateral publicly pursuant to an effective registration statement under the Securities Act), to sell all or any part of the Collateral at private sale pursuant to one or more investment representation letters or in any other manner that will not require the Collateral to be registered under the Securities Act or the rules and regulations promulgated thereunder, or under any other law, rule or regulation, at the best price that Secured Party reasonably is able to obtain. Pledgor hereby further authorizes Secured Party, in Secured Party's discretion, to take such actions, give such notices, obtain such consents and do such other things as Secured Party may deem necessary or appropriate in the event of a sale or disposition of part or all of the Collateral. Pledgor understands and agrees that Secured Party, in Secured Party's discretion, may approach a limited number of potential purchasers for part or all of the Collateral and that a sale or sales under such circumstances might yield a lower price for such Collateral than otherwise would be obtainable if such Collateral were registered under the Securities Act and sold in the open market. Pledgor agrees that, if Secured Party shall sell part or all of the Collateral at such private sale or sales following a Default, Secured Party shall have the right to rely upon the advice and opinion of any member firm of a national securities exchange as to the best price reasonably obtainable upon such a private sale thereof and that such reliance shall be conclusive evidence that Secured Party's sale of part or all of the Collateral was conducted in a commercially reasonable manner under the Code.

         18. By his execution of this Security Agreement, Pledgor hereby makes, constitutes and appoints Secured Party, with full power of substitution in the premises, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, upon the occurrence of a continuing Default or Potential Default, to do all such acts and things that Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement. The power of attorney set forth in the immediately-preceding sentence shall be deemed irrevocable and coupled with an interest for so long as any part of the Indebtedness remains outstanding and shall not be adversely affected by Pledgor's incapacity.

         19. This Security Agreement shall be binding upon and inure to the benefit of Pledgor and Secured Party, and their respective heirs, personal representatives, successors and assigns; provided, however, that Pledgor shall not, directly or indirectly, assign or transfer, or attempt to assign or transfer, any of his rights, duties or obligations under this Security Agreement without Secured Party's prior express written consent.

         20. This Security Agreement is a contract made under, and shall be construed in accordance with and governed by, the laws of the State of Colorado (exclusive of any such laws that pertain to conflicts of laws).





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
         21. Pledgor declares that he has read this Security Agreement, the Loan Agreement, the Note and the Other Transaction Documents, that he understands the terms and conditions hereof and thereof and that he has received a copy of each of the referenced documents.

         22. THIS SECURITY AGREEMENT, THE LOAN AGREEMENT, THE NOTE AND THE OTHER TRANSACTION DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties have entered into this Security Agreement as of the date first above written.

DEBTOR:

                                     /s/ James M. Probst
                                  ---------------------------------------------
                                  JAMES M. PROBST


SECURED PARTY:                    PARAGON COYOTE TEXAS LTD.,
                                   a Texas limited partnership

                                  By:  Paragon Management Group, Inc.,
                                        a Texas corporation, General Partner



                                       By:   /s/ Mark A. Pappas
                                           ------------------------------------
                                               Mark Pappas, President





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
                        Schedule 1 to Security Agreement
                                 by and between
                 James M. Probst and Paragon Coyote Texas Ltd.

                           Description of Collateral

1,170,000 shares of the Common Stock, par value $0.001 per share, of Coyote Sports, Inc., a Nevada corporation, CUSIP number 224071 10 0, represented by the following certificate numbers:

                      Certificate #          Number of Shares
                      -------------          ----------------
                          0124                   1,035,000
                          0126                     135,000